SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 12, 2002

                              BARNES & NOBLE, INC.

         (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)

         1-12302                                     06-1196501
   ----------------------                      ----------------------
  (Commission File Number                  (IRS Employer Identification No.)

 122 Fifth Avenue, New York, NY                        10011
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   (Address of Principal                            (Zip Code)
  Executive Offices)

        Registrant's Telephone Number, Including Area Code (212) 633-3300

          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

                            -----------------------
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     Item 5. Other Events and Required FD Disclosure

     On December 12, 2002, Barnes & Noble, Inc. announced that it had reached an agreement to purchase Sterling Publishing Co., Inc., a privately held company that is one of the top 25 publishers in the United States and a leading publisher of how-to books. The purchase price was in the $100 million range. The acquisition is expected to close within 45 days and is subject to Hart-Scott-Rodino clearance.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BARNES & NOBLE, INC.
                         (Registrant)

                         By: /s/ Lawrence S. Zilavy
                        -------------------------------
                         Name:    Lawrence S. Zilavy
                         Title:   Chief Financial Officer

Date: December 13, 2002